                  MORGAN STANLEY INSTITUTIONAL LIQUIDITY FUNDS

                               ADMINISTRATION PLAN
                                 (SERVICE CLASS)

                                 July     , 2005

     WHEREAS, Morgan Stanley Institutional Liquidity Funds (the "Trust") engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the"1940 Act"); and

     WHEREAS, the Trust has separate series or Portfolios, each of which is a separate pool of assets with its own investment policies (the "Portfolios") and each Portfolio investing in money market instruments may be divided into multiple separate classes including: Institutional Class, Investor Class,
Service Class, Administrative Class, Advisory Class, Participant Class and Cash
Management Class; and

     WHEREAS, the Trust, on behalf of the Service Class of each Portfolio that offers such shares, desires to adopt an Administration Plan and the Board of
Trustees of the Trust has determined that with respect to each Portfolio there is a reasonable likelihood that adoption of this Administration Plan will benefit the Portfolio and its shareholders; and

     WHEREAS, institutions (the "Service Organizations") may (i) act directly or indirectly as nominees and recordholders of shares of the Service Class for their respective customers who are or may become beneficial owners of such shares (the "Customers"); (ii) provide services to other Service Organizations intended to facilitate or improve a Service Organization's services to its
Customers with respect to the Portfolios; and/or (iii) perform certain account administration services with respect to the Customers pursuant to Agreements between the Trust, on behalf of the Service Class of each Portfolio, and such
Service Organizations (the "Agreements").

     NOW, THEREFORE, the Trust, on behalf of the Service Class of each
Portfolio, hereby adopts this Amended and Restated Administration Plan (the
"Plan") on the following terms and conditions:

     1.   The Trust, on behalf of the Service Class of each Portfolio, is authorized to pay Morgan Stanley Distribution, Inc., the Portfolio's
          distributor, to compensate each Service Organization the monthly or quarterly administration fee specified in the Agreement with such
          Service Organization, which shall be assessed at an annual rate of
          0.05% of the average daily net assets of Service Class shares of such
          Portfolio which are owned beneficially by the Customers of such
          Service Organization during such period.

     2.   A Service Organization will be compensated or reimbursed under this
          Plan for providing the following services: (a) processing and issuing confirmations concerning Customer orders to purchase, redeem and exchange Service Class shares; (b) receiving and transmitting funds representing the purchase price or redemption proceeds of Service
          Class shares; and (c) forwarding shareholder communications such as proxies and shareholder reports. No Portfolio or class may compensate a Service Organization for services provided with respect to another
          Portfolio or class.

     3.   This Plan may be terminated as to the Service Class of any Portfolio at any time by vote of a majority of those Trustees of the Trust who are not "interested persons" of the Trust or by vote of a majority of the outstanding voting securities of the Service Class of such
          Portfolio.

     4.   This Plan may not be amended unless approved by a majority of those
          Trustees of the Trust who are not "interested persons" of the Trust.

     5.   The Trust shall preserve copies of this Plan and any related agreements for a period of not less than six years from the date of the Plan, the first two years in an easily accessible place.

     6.   This Plan only relates to the Service Class of a Portfolio and the fee determined in accordance with paragraph 1 shall be based upon the average daily net assets of the Portfolio attributable to its Service
          Class shares. The obligations of the Trust and the Portfolios hereunder are not personally binding upon, nor shall resort be had to the private property of any of the Trustees, shareholders, officers, employees or agents of the Trust, but only the Trust's property allocable to Service Class shares shall be bound. No Portfolio of the
          Trust shall be responsible for the obligations of any other Portfolio of the Trust.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Trust, on behalf of the Service Class of each
Portfolio, has executed this Amended and Restated Administration Plan as of the day and year first written above.

                              MORGAN STANLEY INSTITUTIONAL LIQUIDITY FUNDS
                              (ON BEHALF OF THE SERVICE CLASS OF EACH PORTFOLIO)

                              BY:
                                  -------------------------
                                  Name: Ronald E. Robinson
                                  Title: Executive Vice President

                  MORGAN STANLEY INSTITUTIONAL LIQUIDITY FUNDS

                               ADMINISTRATION PLAN
                             (ADMINISTRATIVE CLASS)

                                 July     , 2005

     WHEREAS, Morgan Stanley Institutional Liquidity Funds (the "Trust") engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust has separate series or Portfolios, each of which is a separate pool of assets with its own investment policies (the "Portfolios") and each Portfolio investing in money market instruments may be divided into multiple separate classes including: Institutional Class, Investor Class,
Service Class, Administrative Class, Advisory Class, Participant Class and Cash
Management Class; and

     WHEREAS, the Trust, on behalf of the Administrative Class of each Portfolio that offers such shares, desires to adopt an Administration Plan and the Board of Trustees of the Trust has determined with respect to each Portfolio that there is a reasonable likelihood that adoption of this Administration Plan will benefit the Portfolio and its shareholders; and

     WHEREAS, institutions (the "Service Organizations") may (i) act directly or indirectly as nominees and recordholders of shares of the Administrative Class for their respective customers who are or may become beneficial owners of such shares (the "Customers"); (ii) provide services to other Service Organizations intended to facilitate or improve a Service Organization's services to its
Customers with respect to the Portfolios; and/or (iii) perform certain account administrative services with respect to the Customers pursuant to Agreements between the Trust, on behalf of the Administrative Class of each Portfolio, and such Service Organizations (the "Agreements").

     NOW, THEREFORE, the Trust, on behalf of the Administrative Class of each
Portfolio, hereby adopts this Amended and Restated Administration Plan (the
"Plan") on the following terms and conditions:

     1.   The Trust, on behalf of the Administrative Class of each Portfolio, is authorized to pay Morgan Stanley Distribution, Inc., the Portfolio's
          distributor, to compensate each Service Organization the monthly or quarterly administration fee specified in the Agreement with such
          Service Organization for shareholder services specified in such
          Agreement. The fee for such services during any one year shall not exceed 0.15% of the average daily net assets of Administrative Class shares of such Portfolio which are owned beneficially by the Customers of such Service Organization during such period. Such fees will be assessed as specified below.

     2.   An initial 0.10% of the average daily net assets of the Administrative
          Class will be assessed for providing the following services: (a)
          acting, or arranging for another party to act, as recordholder and nominee of all Administrative Class shares beneficially owned by
          Customers; (b) providing sub-accounting with respect to Administrative
          Class shares of a Portfolio beneficially owned by Customers or the information necessary for sub-accounting, including establishing and maintaining individual accounts and records with respect to
          Administrative Class shares owned by each Customer; (c) processing and issuing confirmations concerning Customer orders to purchase, redeem and exchange Administrative Class shares; (d) receiving and transmitting funds representing the purchase price or redemption proceeds of Administrative Class shares; (e) providing periodic statements to each Customer showing account balances and transactions during the relevant period; (f) processing dividend payments; and (g)
          forwarding shareholder communications such as proxies and shareholder reports. An additional 0.05% of the average daily net assets of the
          Administrative Class shares will be assessed for providing some or all of the following shareholder administration services: (h) receiving, tabulating and transmitting proxies; (i) responding to Customer inquiries relating to the Administrative Shares or the services; and
          (j) providing sweep services which may include: (i) providing the necessary computer hardware and software which links the service organization DDA system to an account management system; (ii)
          providing software that aggregates the Customers orders and establishes an order to purchase or redeem shares of a Portfolio based on established target levels for the Customer's demand deposit accounts; (iii) providing periodic statements showing a Customer's account balance and, to the extent practicable, integrating such information with other Customer transactions otherwise effected through or with the service organization; and (iv) furnishing (either separately or on an integrated basis with other reports sent to a
          Customer by the service organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions. No
          Portfolio or class may compensate a Service Organization for services provided with respect to another Portfolio or class.

     3.   This Plan may be terminated as to the Administrative Class of any
          Portfolio at any time by vote of a majority of those Trustees of the
          Trust who are not "interested persons" of the Trust or by vote of a majority of the outstanding voting securities of the Administrative
          Class of such Portfolio.

     4.   This Plan may not be amended unless approved by a majority of those
          Trustees of the Trust who are not "interested persons" of the Trust.

     5.   The Trust shall preserve copies of this Plan and any related agreements for a period of not less than six years from the date of the Plan, the first two years in an easily accessible place.

     6.   This Plan only relates to the Administrative Class of a Portfolio and the fee determined in accordance with paragraph 1 shall be based upon the average daily net assets of the Portfolio attributable to its
          Administrative Class shares. The obligations of the Trust and the
          Portfolios hereunder are not personally binding upon, nor shall resort be had to the private property of any of the Trustees, shareholders, officers, employees or agents of the Trust, but only the Trust's property allocable to Administrative Class shares shall be bound. No
          Portfolio of the Trust shall be responsible for the obligations of any other Portfolio of the Trust.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Trust, on behalf of the Administrative Class of each Portfolio, has executed this Amended and Restated Administration Plan as of the day and year first written above.

                       MORGAN STANLEY INSTITUTIONAL LIQUIDITY FUNDS
                       (ON BEHALF OF THE ADMINISTRATIVE CLASS OF EACH PORTFOLIO)

                       By:
                           ----------------------------
                           Name: Ronald E. Robison
                           Title: Executive Vice President

                  MORGAN STANLEY INSTITUTIONAL LIQUIDITY FUNDS

                   SERVICE AND SHAREHOLDER ADMINISTRATION PLAN
                                (ADVISORY CLASS)

                                 July     , 2005

     WHEREAS, Morgan Stanley Institutional Liquidity Funds (the "Trust") engages in business as an open- end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust has separate series or Portfolios, each of which is a separate pool of assets with its own investment policies (the "Portfolios") and each Portfolio investing in money market instruments may be divided into multiple separate classes including: Institutional Class, Investor Class,
Service Class, Administrative Class, Advisory Class , Participant Class and Cash
Management Class; and

     WHEREAS, the Trust, on behalf of the Advisory Class of each Portfolio that offers such shares, desires to adopt a Service and Shareholder Administration
Plan and the Board of Trustees of the Trust has determined that there is a reasonable likelihood that adoption of this Plan will benefit the Portfolio and its shareholders; and

     WHEREAS, institutions ("Service Organizations") may: (i) act directly or indirectly as nominees and recordholders of shares of the Advisory Class for their respective customers who are or may become beneficial owners of such shares (the "Customers"); (ii) provide service to other service organizations intended to facilitate or improve a service organization's services to its
Customers with respect to the Portfolios; and/or (iii) perform certain shareholder administration and shareholder liaison services with respect to the
Customers pursuant to Agreements between the Trust, on behalf of the Advisory
Class of each Portfolio, and such Service Organizations (the "Agreements").

     NOW, THEREFORE, the Trust, on behalf of the Advisory Class of each
Portfolio, hereby adopts this Amended and Restated Service and Shareholder
Administration Plan (the "Plan") on the following terms and conditions:

     1.   The Trust, on behalf of the Advisory Class of each Portfolio, is authorized to pay Morgan Stanley Distribution, Inc., the Portfolio's
          distributor, to compensate each Service Organization the monthly or quarterly service fee specified in the Agreement with such Service
          Organization for shareholder services specified in such Agreement. The fee for such services during any one year shall not exceed 0.25% of the average daily net asset value of the shares of the Advisory Class of such Portfolio, which are owned beneficially by the Customers of such Service

          Organization during such period. Such fees will be assessed as specified in paragraph 2.

     2.   An initial 0.10% of the average daily net assets of the Advisory Class shares will be assessed for providing the following services: (a)
          acting, or arranging for another party to act, as recordholder and nominee of all Advisory Class shares beneficially owned by Customers;
          (b) providing sub-accounting with respect to Advisory Class shares of a Portfolio beneficially owned by Customers or the information necessary for sub-accounting, including establishing and maintaining individual accounts and records with respect to Advisory Class shares owned by each customer; (c) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange Advisory
          Class shares; (d) receiving and transmitting funds representing the purchase price or redemption proceeds of Advisory Class shares; (e)
          providing periodic statements to each customer showing account balances and transactions during the relevant period; (f) processing dividend payments; and (g) forwarding shareholder communications such as proxies and shareholder reports. An additional 0.05% of the average daily net assets of the Advisory Class shares will be assessed for providing some or all of the following shareholder administration services: (h) receiving, tabulating and transmitting proxies; (i)
          responding to customer inquiries relating to the Advisory Class shares or the services; and (j) providing sweep services which may include:
          (i) providing the necessary computer hardware and software which links the service organization DDA system to an account management system;
          (ii) providing software that aggregates the Customers orders and establishes an order to purchase or redeem shares of a Portfolio based on established target levels for the customer's demand deposit accounts; (iii) providing periodic statements showing a customer's account balance and, to the extent practicable, integrating such information with other customer transactions otherwise effected through or with the service organization; and (iv) furnishing (either separately or on an integrated basis with other reports sent to a customer by the service organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions. An additional 0.10% of the average daily net assets of the Advisory Class shares will be assessed for providing some or all of the following shareholder services: (k) providing facilities to answer inquiries and requests for literature, and respond to correspondence with Customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Portfolio; (l) acting as liaison between Customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; (m) assisting Customers in completing application forms, selecting dividend and other account options and opening custody accounts with the service organization; and (n)
          displaying and making prospectuses available to existing shareholders on the service organization's premises. No Portfolio or class may compensate a Service Organization for services provided with respect to another Portfolio or class.

     3.   This Plan may be terminated as to the Advisory Class of any Portfolio at any time by vote of a majority of those Trustees of the Trust who are not "interested persons" of the Trust or by vote of a majority of the outstanding voting securities of the Advisory Class of such
          Portfolio.

     4.   This Plan may not be amended unless approved by a majority of those
          Trustees of the Trust who are not "interested persons" of the Trust.

     5.   The Trust shall preserve copies of this Plan and any related agreements for a period of not less than six years from the date of the Plan, the first two years in an easily accessible place.

     6.   This Plan only relates to the Advisory Class shares of such Portfolio and the fees determined in accordance with paragraph 1 shall be based upon the average daily net assets of the Portfolio attributable to
          Advisory Class shares. The obligations of the Trust and the Portfolios hereunder are not personally binding upon, nor shall resort be had to the private property of any of the Trustees, shareholders, officers, employees or agents of the Trust, but only the Trust's property allocable to Advisory Class shares shall be bound. No Portfolio of the
          Trust shall be responsible for the obligations of any other Portfolio of the Trust.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Trust, on behalf of the Advisory Class of each
Portfolio, has executed this Amended and Restated Service and Shareholder
Administration Plan as of the day and year first written above.

                             MORGAN STANLEY INSTITUTIONAL LIQUIDITY FUNDS
                             (ON BEHALF OF THE ADVISORY CLASS OF EACH PORTFOLIO)

                             By:
                                 ----------------------------
                                 Name: Ronald E. Robinson
                                 Title: Executive Vice President

                  MORGAN STANLEY INSTITUTIONAL LIQUIDITY FUNDS

                               ADMINISTRATION PLAN
                                (INVESTOR CLASS)

                                 July     , 2005

     WHEREAS, Morgan Stanley Institutional Liquidity Funds (the "Trust") engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the"1940 Act"); and

     WHEREAS, the Trust has separate series or Portfolios, each of which is a separate pool of assets with its own investment policies (the "Portfolios") and each Portfolio investing in money market instruments may be divided into multiple separate classes including: Institutional Class, Investor Class,
Service Class, Administrative Class, Advisory Class, Participant Class and Cash
Management Class; and

     WHEREAS, the Trust, on behalf of the Investor Class of each Portfolio that offers such shares, desires to adopt an Administration Plan and the Board of
Trustees of the Trust has determined that with respect to each Portfolio there is a reasonable likelihood that adoption of this Administration Plan will benefit the Portfolio and its shareholders; and

     WHEREAS, institutions (the "Service Organizations") may (i) act directly or indirectly as nominees and recordholders of shares of the Investor Class for their respective customers who are or may become beneficial owners of such shares (the "Customers"); (ii) provide services to other Service Organizations intended to facilitate or improve a Service Organization's services to its
Customers with respect to the Portfolios; and/or (iii) perform certain account administration services with respect to the Customers pursuant to Agreements between the Trust, on behalf of the Investor Class of each Portfolio, and such
Service Organizations (the "Agreements").

     NOW, THEREFORE, the Trust, on behalf of the Investor Class of each
Portfolio, hereby adopts this Amended and Restated Administration Plan (the
"Plan") on the following terms and conditions:

     1.   The Trust, on behalf of the Investor Class of each Portfolio, is authorized to pay Morgan Stanley Distribution, Inc., the Portfolio's
          distributor, to compensate each Service Organization the monthly or quarterly administration fee specified in the Agreement with such
          Service Organization, which shall be assessed at an annual rate of
          0.10% of the average daily net assets of Investor Class shares of such
          Portfolio which are owned beneficially by the Customers of such
          Service Organization during such period.

     2.   A Service Organization will be compensated or reimbursed under this
          Plan for providing the following services: (a) acting, or arranging for another party to act, as recordholder and nominee of all Investor
          Class shares beneficially owned by Customers; (b) providing sub-accounting with respect to Investor Class shares of a Portfolio beneficially owned by Customers or the information necessary for sub-accounting, including establishing and maintaining individual accounts and records with respect to Investor Class shares owned by each Customer; (c) processing and issuing confirmations concerning
          Customer orders to purchase, redeem and exchange Investor Class shares; (d) receiving and transmitting funds representing the purchase price or redemption proceeds of Investor Class shares; (e) providing periodic statements to each Customer showing account balances and transactions during the relevant period; (f) processing dividend payments; and (g) forwarding shareholder communications such as proxies and shareholder reports. No Portfolio or class may compensate a Service Organization for services provided with respect to another
          Portfolio or class.

     3.   This Plan may be terminated as to the Investor Class of any Portfolio at any time by vote of a majority of those Trustees of the Trust who are not "interested persons" of the Trust or by vote of a majority of the outstanding voting securities of the Investor Class of such
          Portfolio.

     4.   This Plan may not be amended unless approved by a majority of those
          Trustees of the Trust who are not "interested persons" of the Trust.

     5.   The Trust shall preserve copies of this Plan and any related agreements for a period of not less than six years from the date of the Plan, the first two years in an easily accessible place.

     6.   This Plan only relates to the Investor Class of a Portfolio and the fee determined in accordance with paragraph 1 shall be based upon the average daily net assets of the Portfolio attributable to its Investor
          Class shares. The obligations of the Trust and the Portfolios hereunder are not personally binding upon, nor shall resort be had to the private property of any of the Trustees, shareholders, officers, employees or agents of the Trust, but only the Trust's property allocable to Investor Class shares shall be bound. No Portfolio of the
          Trust shall be responsible for the obligations of any other Portfolio of the Trust.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Trust, on behalf of the Investor Class of each
Portfolio, has executed this Amended and Restated Administration Plan as of the day and year first written above.

                             MORGAN STANLEY INSTITUTIONAL LIQUIDITY FUNDS
                             (ON BEHALF OF THE INVESTOR CLASS OF EACH PORTFOLIO)

                             By:
                                 ------------------------
                                 Name: Ronald E. Robinson
                                 Title: Executive Vice President

                  MORGAN STANLEY INSTITUTIONAL LIQUIDITY FUNDS

                            SHAREHOLDER SERVICE PLAN
                                PARTICIPANT CLASS
                                 JULY     , 2005

     WHEREAS, Morgan Stanley Institutional Liquidity Funds (the "Trust") engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust has separate series or Portfolios, each of which is a separate pool of assets with its own investment policies (the "Portfolios") and each Portfolio investing in money market instruments may be divided into multiple separate classes including: Institutional Class, Investor Class,
Service Class, Administrative Class, Advisory Class, Participant Class and Cash
Management Class; and

     WHEREAS, institutions ("Service Organizations") may: (i) act directly or indirectly as nominees and recordholders of shares of the Participant Class for their respective customers who are or may become beneficial owners of such shares (the "Customers"); (ii) provide service to other service organizations intended to facilitate or improve a service organization's services to its
Customers with respect to the Portfolios; and/or (iii) perform certain shareholder administration and shareholder liaison services with respect to
Customers pursuant to Agreements between the Trust, on behalf of the Participant
Class of each Portfolio, and such Service Organizations (the "Agreements").

     NOW THEREFORE, the Fund hereby adopts this Shareholder Service Plan (the
"Plan") on the following terms and conditions with respect to the Participant
Class of each Portfolio of the Fund:

     1.   The Trust, on behalf of the Participant Class of each Portfolio, is authorized to pay the Distributor the monthly or quarterly service fee specified in the Agreements to provide for, or to compensate the
          Service Organizations for providing shareholder services specified in such Agreements. The fees paid for such services during any one year shall not exceed 0.25% of the average daily net asset value of the shares of the Participant Class for such Portfolio, which are owned beneficially by the Customers of such Service Organization during such period. Such fees will be assessed as specified in paragraph 2.

     2.   An initial 0.10% of the average daily net assets of the Participant
          Class shares will be assessed for providing the following services:
          (a) acting, or arranging for another party to act, as recordholder and nominee of all Participant Class shares beneficially owned by
          Customers; (b) providing sub-accounting with respect to Participant
          Class shares of a Portfolio beneficially owned by Customers or the information necessary

          for sub-accounting, including establishing and maintaining individual accounts and records with respect to Participant Class shares owned by each Customer; (c) processing and issuing confirmations concerning
          Customer orders to purchase, redeem and exchange Participant Class shares; (d) receiving and transmitting funds representing the purchase price or redemption proceeds of Participant Class shares; (e)
          providing periodic statements to each Customer showing account balances and transactions during the relevant period; (f) processing dividend payments; and (g) forwarding shareholder communications such as proxies and shareholder reports. An additional 0.05% of the average daily net assets of the Participant Class shares will be assessed for providing some or all of the following shareholder administration services: (h) receiving, tabulating and transmitting proxies; (i)
          responding to Customer inquiries relating to the Participant Class shares or the services; and (j) providing sweep services by a service organization to its Customers pursuant to a service agreement which may include: (i) providing the necessary computer hardware and software which links the service organization DDA system to an account management system; (ii) providing software that aggregates the
          Customers orders and establishes an order to purchase or redeem shares of a Portfolio based on established target levels for the Customer's demand deposit accounts; (iii) providing periodic statements showing a
          Customer's account balance and, to the extent practicable, integrating such information with other Customer transactions otherwise effected through or with the service organization; and (iv) furnishing (either separately or on an integrated basis with other reports sent to a
          Customer by the service organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions. An additional 0.10% of the average daily net assets of the Participant
          Class shares will be assessed for providing some or all of the following shareholder services: (k) providing facilities to answer inquiries and requests for literature, and respond to correspondence with Customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Portfolio; (l)
          acting as liaison between Customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; (m) assisting Customers in completing application forms, selecting dividend and other account options and opening custody accounts with the service organization; and (n)
          displaying and making prospectuses available to existing shareholders on the service organization's premises. No Portfolio or class may compensate a Service Organization for services provided with respect to another Portfolio or class.

     3.   This Plan may be terminated at any time with respect to the
          Participant Class of any Portfolio by the vote of a majority of those
          Trustees who are not interested person of the trust, or by the vote of a majority of the outstanding voting securities of the Participant
          Class of the Portfolio.

     4.   This Plan may not be amended unless such amendment is approved by a majority of the Trustees of the Trust who are not interested persons of the Trust.

                                        2

     5.   The Trust shall preserve copies of this Plan and any related agreements for a period of not less than six years from the date of the Plan, the first two years in an easily accessible place.

     6.   This Plan only relates to the Participant Class of each Portfolio and the fees determined in accordance with paragraph 2 hereof shall be based upon the average daily net assets of the Portfolio attributable to Participant Class shares. The obligations of the Trust and the
          Portfolios hereunder are not personally binding upon, nor shall report be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Trust, but only the Trust's property allocable to Participant Class shares shall be bound. No
          Portfolio of the Trust shall be responsible for the obligations of any other Portfolio of the Trust.

                            [SIGNATURE PAGE FOLLOWS]

                                        3

     IN WITNESS WHEREOF, the Trust and the Distributor have executed this document as of the day and year set forth below in New York, New York.

Dated: July     , 2005

                                    MORGAN STANLEY INSTITUTIONAL LIQUIDITY FUNDS

                                    By:
                                        ---------------------------------
                                        Name: Ronald E. Robison
                                        Title: Executive Vice President

                                        4